Registration No. 811-04144

                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549
                      -------------------------

                              FORM N-1A

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       X

                      Pre-Effective Amendment No. ___
                      Post-Effective Amendment No. 16                X

                                and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      X

                           Amendment No. 19                          X
                   (Check appropriate box or boxes)
                      -------------------------

                          MAXUS INCOME FUND
          (Exact Name of Registrant as Specified in Charter)

       The Tower at Erieview, 36th Floor
       1301 East Ninth Street
       Cleveland, Ohio                              44114
  (Address of Principal Executive Offices)        (ZIP Code)

  Registrant's Telephone Number, Including Area Code (216) 687-1000

                          RICHARD A. BARONE
                  The Tower at Erieview, 36th Floor
                        1301 East Ninth Street
                        Cleveland, Ohio  44114
               (Name and Address of Agent for Service)

                               Copy to:

                       MICHAEL J. MEANEY, ESQ.
              Benesch, Friedlander, Coplan & Aronoff LLP
                       2300 BP America Building
                          200 Public Square
                        Cleveland, Ohio 44114

                         Exhibit Index at C-1

     It is proposed that this filing will become effective (check appropriate box):

          immediately upon filing pursuant to paragraph (b) of Rule 485.

          on (date) pursuant to paragraph (b) of Rule 485.

      X   60 days after filing pursuant to paragraph (a) of Rule 485.

          on (date) pursuant to paragraph (a) of Rule 485.

                                MAXUS INCOME FUND
                                MAXUS EQUITY FUND
                               MAXUS LAUREATE FUND
                            MAXUS OHIO HEARTLAND FUND
                           MAXUS AGGRESSIVE VALUE FUND

                                 Investor Shares
                              Institutional Shares

Maxus Income Fund has an investment objective of obtaining the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. The Fund pursues this objective by investing primarily in income-producing securities.

Maxus Equity Fund has an investment objective of obtaining a total return, a combination of capital appreciation and income. The Fund pursues this objective by investing primarily in equity securities.

Maxus Laureate Fund has an investment objective of achieving a high total return, a combination of capital appreciation and income, consistent with reasonable risk. This Fund pursues its objective by investing primarily in other mutual funds which invest on a global basis.

Maxus Ohio Heartland Fund has an investment objective of obtaining a high total return (a combination of income and capital appreciation). The Fund pursues this objective by investing primarily in equity securities of companies headquartered in the State of Ohio.

Maxus Aggressive Value Fund has an investment objective of obtaining capital appreciation. The Fund pursues this objective by investing primarily in equity securities of companies whose equity securities have a total market value of between $10,000,000 and $200,000,000.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus, and any representation to the contrary is a criminal offense.

                            PROSPECTUS/April 30, 1999

                                MAXUS INCOME FUND
                               RISK/RETURN SUMMARY

Investment Objective and Main Investment Strategies

     The investment objective of Maxus Income Fund is to obtain the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. The Fund pursues this objective by investing primarily in income-producing securities (such as debt securities, preferred stocks and common and preferred shares of closed-end investment companies (also known as "closed-end funds") having portfolios consisting primarily of income-producing securities). Certain of the debt securities and preferred stocks in which the Fund invests may be convertible into common shares. To a lesser degree, the Fund will invest directly in common shares bearing high dividends.

     When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Main Risks

     Volatility. The value of securities in Maxus Income Fund's portfolio will go up and down. The Fund's portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund's share price may decline and you could lose money.

     Debt Securities Risks. The Fund's portfolio will also be exposed to the following additional risks in connection with its investments in debt securities and in closed-end funds which invest primarily in debt securities:

     o Prices of debt securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities fall. The net asset value of the Fund may decrease during periods of rising interest rates.

     o An issuer of debt securities may default (fail to repay interest and principal when due). If an issuer defaults or the risk of such default is perceived to have increased, the Fund will lose all or part of its investment. The net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increase.

     o Securities rated below investment grade, also known as junk bonds, generally entail greater risks than investment grade securities. For example, their prices are more volatile, their values are more negatively impacted by economic downturns, and their trading market may be more limited.

     Closed-End Funds. The closed-end funds in which the Fund invests typically pay an advisory fee for the management of their portfolios, as well as other expenses. Therefore, the investment by the Fund in closed-end funds often results in a duplication of advisory fees and other expenses, thereby increasing the overall change to the net asset value of the Fund's shares.

Bar Chart and Performance Table

The bar chart and table shown below provide an indication of the risks of investing in Maxus Income Fund by showing changes in the Fund's performance from year to year over a 10-year period and by showing how the Fund's average annual returns for one, five, and ten years compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                          Maxus Income Fund
                           Investor Shares




                             [Bar Chart]







 1989   1990   1991   1992   1993   1994   1995   1996   1997   1998

11.4%   1.7%  19.3%   7.9%   8.7%  -4.5%  16.4%   9.2%  11.5%   3.5%


     During the 10-year period shown in the bar chart, the highest return for a quarter was 7.79% (quarter ending March 31, 1991) and the lowest return for a quarter was -3.76% (quarter ending March 31, 1994).



   Average Annual Total Returns        Past       Past        Past
 (for the periods ending December    One Year    5 Years    10 Years
            31, 1998)


        Maxus Income Fund             3.49%       6.98%      8.31%


    Ryan Labs Treasury Index*         10.72%      7.13%      9.05%



* The Ryan Labs Treasury Index is a total return, equal weighted portfolio of treasury notes and bonds.

                          MAXUS EQUITY FUND
                         RISK/RETURN SUMMARY

Investment Objective and Main Strategies

     The investment objective of Maxus Equity Fund is to obtain a total return, a combination of capital appreciation and income. This Fund pursues this objective by investing primarily in equity securities. Equity securities consist of common stock, preferred stock and securities convertible into common stock. The Fund emphasizes a "value" style of investing. In deciding which securities to buy and which to sell, the Adviser will give primary consideration to fundamental factors such as the relationship of share price to book value, net asset value, earnings and cash flow. Additionally, the Adviser will give secondary consideration to insider transactions and the growth of earnings.

     When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Main Risks

     Volatility. The value of securities in Maxus Equity Fund's portfolio will go up and down. The Fund's portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund's share price may decline and you could lose money.

     Smaller Companies. The smaller companies in which the Fund will invest are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Adviser deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above average risk.

Bar Chart and Performance Table

     The bar chart and table shown below provide an indication of the risks of investing in Maxus Equity Fund by showing changes in the Fund's performance from year to year over a 10-year period and by showing how the Fund's average annual returns for one, five, and ten years compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                          Maxus Equity Fund
                           Investor Shares





                             [Bar Chart]







 1990    1991    1992    1993   1994    1995    1996    1997    1998

-10.8%  36.4%   13.6%   24.5%   0.6%   22.4%   19.1%   28.2%   -8.7%


     During the 9-year period shown in the bar chart, the highest return for a quarter was 27% (quarter ending March 31, 1991) and the lowest return for a quarter was -21.06% (quarter ending September 30, 1998).



   Average Annual Total Returns        Past       Past        Life
 (for the periods ending December    One Year    5 Years    of Fund
            31, 1998)


        Maxus Equity Fund             -8.74%     11.41%      12.56%


 Lipper Flexible Portfolio Index*     16.52%     13.59%      12.31%



* The Lipper Flexible Portfolio Index is a portfolio of funds which allocates its investments across various asset classes, with a focus on total return.

                         MAXUS LAUREATE FUND
                         RISK/RETURN SUMMARY

Investment Objective and Main Investment Strategy

     The investment objective at Maxus Laureate Fund is to achieve a high total return, a combination of capital appreciation and income, consistent with reasonable risk. The Fund pursues this objective by investing primarily in other mutual funds which invest on a global basis. The Fund will structure its portfolio of mutual funds by (1) identifying certain global investment themes (for example, global telecommunication or emerging markets) which are expected to provide a favorable return over the next six to twelve months and (ii) selecting one or more mutual funds with management styles or investment concentrations which represent each theme. As market conditions change, the Fund will exit those investment themes which appear to have run their course and replace them with more attractive opportunities. The Fund also will look for opportunities caused by market-moving events (such as political events, currency devaluations and natural disasters) that cause a disequilibrium between securities prices and their underlying intrinsic values.

     The Fund may also seek to achieve its objective by investing in mutual funds whose investment objectives are to provide investment results which either
(i) generally correspond to the performance of a recognized stock price index ("index funds"), (ii) generally correspond to a specified multiple of the performance of a recognized stock price index ("leveraged index funds"), (iii) generally correspond to the inverse (opposite) of the performance of a recognized stock price index ("bear funds") or (iv) generally correspond to a specified multiple of the inverse (opposite) of the performance of a recognized stock price index ("leveraged bear funds").

     The Fund may invest in index funds and/or leveraged index funds when the Adviser believes that equity prices in general are likely to rise in the near term. Investments in index funds and leveraged index funds are designed to allow the Fund to seek to profit from anticipated increases in the indexes to which such funds generally are correlated. The Fund may invest in bear funds and/or leveraged bear funds when the Adviser believes that equity prices in general are likely to decline in the near term. Investments in bear funds and leveraged bear funds are designed to allow the Fund to seek to profit from anticipated decreases in the indexes to which such funds generally are inversely correlated.

     When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

     Because the Fund reallocates fund investments across potentially numerous asset subclasses as evolving economic and financial conditions warrant, the portfolio turnover rate of the Fund is much higher than that of most other funds with similar objectives. Although the Fund invests exclusively in underlying funds that do not charge front-end or deferred sales loads, a sub-custodian of the Fund does impose a small transaction charge for each purchase or sale of underlying fund shares. The higher the portfolio turnover rate, the greater will be the custodial transaction charges borne by the Fund. Also, a high rate of portfolio turnover will result in high amounts of realized investment gain subject to the payment of taxes by shareholders. Any realized net short-term investment gain will be taxed to shareholders as ordinary income. See "Dividends, Distributions and Taxes" below.

Main Risks

     Volatility. The value of securities in Maxus Laureate Fund's portfolio will go up and down. The Fund's portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund's share price may decline and you could lose money.

     Foreign Exposure. Many of the underlying funds in which this Fund invests have substantial investments in foreign markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market. If these factors cause the net asset values of the underlying funds to decline, the Funds share price will decline.

     Index and Leveraged Index Funds. The Fund may invest in "index funds" or "leveraged index funds." If equity prices generally decline while the Fund is invested in an index fund or funds, the Fund could experience substantial losses. Such losses would be magnified to the extent the Fund is invested in a leveraged index fund or funds.

     Bear and Leveraged Bear Funds. The Fund may also invest in "bear funds" or "leveraged bear funds." If equity prices generally rise while the Fund is invested in a bear fund or funds, the Fund could experience substantial losses. Such losses would be magnified to the extent the Fund is invested in a leveraged bear fund or funds.

     Duplication of Expenses. An investor in the Fund will bear not only his proportionate share of the expenses of the Fund but also indirectly similar expenses of the underlying mutual funds in which the Fund invests. These expenses consist of advisory fees, expenses related to the distribution of shares, brokerage commissions, accounting, pricing and custody expenses, printing, legal and audit expenses and other miscellaneous expenses.

     Industry Concentration. Through its investment in underlying funds, the Fund indirectly may invest more than 25% of its assets in one industry. Such indirect concentration of the Fund's assets may subject the shares of the Fund to greater fluctuation in value than would be the case in the absence of such concentration.

Bar Chart and Performance Table

     The bar chart and table shown below provide an indication of the risks of investing in Maxus Laureate Fund by showing changes in the Fund's performance from year to year over the life of the Fund and by showing how the Fund's average annual returns for one and five year periods and the life of the Fund compare to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                         Maxus Laureate Fund
                           Investor Shares






                             [Bar Chart]







  1994      1995      1996      1997      1998

  -3.4%     14.4%     21.0%     5.5%      35.1%


     During the 5-year period shown in the bar chart, the highest return for a quarter was 21.10% (quarter ending December 31, 1998) and the lowest return for a quarter was -11.99% (quarter ending September 30, 1998).



   Average Annual Total Returns        Past       Past        Life
 (for the periods ending December    One Year    5 Years    of Fund
            31, 1998)


       Maxus Laureate Fund            35.14%     13.78%      13.71%


      Morgan Stanley Capital          24.34%     15.68%      15.25%
    International World Index*



* The Morgan Stanley Capital International World Index is a total return market capitalization weighted index of the equity markets of 23 developed countries.

                      MAXUS OHIO HEARTLAND FUND
                         RISK/RETURN SUMMARY

Investment Objective and Main Investment Strategies

  The investment objective of Maxus Ohio Heartland Fund is to obtain a high total return (a combination of income and capital appreciation). The Fund pursues this objective primarily by investing in equity securities of companies headquartered in the State of Ohio. Equity securities consist of common stock, preferred stock and securities convertible into common stock. In selecting such companies, the Fund emphasizes a "value" style of investing. In deciding which securities to buy and which to sell, the Adviser will give primary consideration to fundamental factors such as the relationship of share price to book value, net asset value, earnings and cash flow.

  While   investments   may  be  made  in  all  types  and  sizes  of  companies
headquartered in Ohio, the primary focus of this Fund will be to invest in companies having annual revenues or a market capitalization of less than $5 billion, many of which may be traded in the over-the-counter market. However, the Fund will generally not invest in companies having annual revenues less than $25,000,000.

  When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Main Risks

  Volatility. The value of securities in Maxus Ohio Heartland Fund's portfolio will go up and down. The Fund's portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund's share price may decline and you could lose money.

  Geographic Concentration. Since this Fund concentrates its investments in the State of Ohio, its assets may be at greater risk because of economic, political or regulatory risk which may become associated with the State. For example, if adverse tax laws uniquely affecting Ohio-based companies were passed, such a development could have an adverse effect upon this Fund. This Fund also is subject to the additional risk that at certain times only a limited number of securities meeting the Fund's investment criteria may be available.

  Smaller Companies. The smaller companies in which the Fund will invest are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Adviser deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above average risk.

Bar Chart and Performance Table

  A bar chart and performance table is not provided for Maxus Ohio Heartland Fund since this Fund has not had annual total returns for a full calendar year.

                     MAXUS AGGRESSIVE VALUE FUND
                         RISK/RETURN SUMMARY

Investment Objective and Main Investment Strategies

  The investment objectives of Maxus Aggressive Value Fund is to obtain capital appreciation. The Fund pursues this objective by investing primarily in equity securities of companies whose equity securities have a total market value of between $10,000,000 and $200,000,000. Equity securities consist of common stock, preferred stock and securities convertible into common stock. The Fund emphasizes a "value" style of investing. In deciding which securities to buy and which to sell, the Adviser will give primary consideration to fundamental factors such as the relationship of share price to book value, net asset value, earnings and cash flow. Additionally, the Adviser will give secondary consideration to insider transactions and the growth of earnings.

  When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Main Risks

  Volatility. The value of securities in Maxus Aggressive Value Fund's portfolio will go up and down. The Fund's portfolio will reflect changes in the prices of individual portfolio securities or general changes in securities valuations. Consequently, the Fund's share price may decline and you could lose money.

  Smaller Companies. The smaller companies in which the Fund will invest are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Adviser deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above average risk.

Bar Chart and Performance Table

  A bar chart and performance table is not provided for Maxus Aggressive Value since this Fund has not had annual total returns for a full calendar year.

                    FEES AND EXPENSES OF THE FUNDS

  This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund).

                                                                                         Maxus Ohio           Maxus Aggressive
             Maxus Income Fund       Maxus Equity Fund       Maxus Laureate Fund       Heartland Fund            Value Fund

           Investor Institutional  Investor Institutional  Investor Institutional  Investor Institutional  Investor Institutional
            Class       Class       Class       Class       Class       Class       Class       Class       Class       Class
Management  1.00%       1.00%       1.00%       1.00%       1.00%       1.00%       1.00%       1.00%       1.00%       1.00%
Fees

Distribution
and/or      0.50%       0.00%       0.50%        0.00%      0.50%       0.00%       0.50%        0.00%      0.50%       0.00%
Service
(12b-1)
Fees

Other       0.37%       0.37%       0.30%        0.30%      1.13%       1.13%       1.74%        1.74%      1.19%       1.19%
Expenses

Total
Annual      1.87%       1.37%       1.80%        1.30%      2.63%       2.13%       3.24%        2.74%      2.69%       2.19%
Fund
Operating
Expenses


     Examples: These Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
                              1 year  3 years   5 years  10 years
   Investor Shares
   Maxus Income Fund              $19    $  59      $101      $219
   Maxus Equity Fund              $18    $  57     $  97      $212
   Maxus Laureate Fund            $27    $  82      $140      $296
   Maxus Ohio Heartland Fund      $23     $100      $169      $354
   Maxus Aggressive Value Fund    $27    $  84      $142      $302

   Institutional Shares
   Maxus Income Fund              $14    $  43     $  75      $165
   Maxus Equity Fund              $13    $  41     $  71      $157
   Maxus Laureate Fund            $22    $  67      $114      $246
   Maxus Ohio Heartland Fund      $28    $  85      $145      $307
   Maxus Aggressive Value Fund    $22    $  69      $117      $252

                        HOW TO PURCHASE SHARES

     By this Prospectus, each Fund is offering Investor Shares and Institutional Shares. Investor Shares and Institutional Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class.

Investor Shares

     Investor Shares may be purchased by any investor without a sales charge. A minimum initial investment of $1,000 is required to open an Investor Shares account with subsequent minimum investments of $100. Investment minimums may be waived at the discretion of each Fund.

Institutional Shares

     Institutional Shares may be purchased without a sales charge by (1) financial institutions, such as banks, trust companies, thrift institutions, mutual funds or other financial institutions, acting on their own behalf or on behalf of their qualified fiduciary accounts, employee benefit or retirement plan accounts or other qualified accounts, (2) securities brokers or dealers acting on their own behalf or on behalf of their clients, (3) directors or employees of the Funds or of the Adviser or its affiliated companies or by the relatives of those individuals or the trustees of benefit plans covering those individuals. These requirements for the purchase of Institutional Shares may be waived in the sole discretion of the Funds.

     A minimum initial investment of $1,000,000 is required to open an Institutional Shares account with subsequent minimum investments of $10,000. Investment minimums may be waived at the discretion of each Fund.

Shareholders Accounts

     When a shareholder invests in a Fund, Maxus Information Systems Inc., the Transfer Agent for each Fund, will establish an open account to which all full and fractional shares (to three decimal places) will be credited, together with any dividends and capital gains distributions, which are paid in additional shares unless the shareholder otherwise instructs the Transfer Agent. Stock certificates will be issued for full shares only when requested in writing. Each shareholder is notified of the status of his account following each purchase or sale transaction.

Initial Purchase

     The initial purchase may be made by check or by wire in the following manner:

By Check. The Account Application which accompanies this Prospectus should be completed, signed, and, along with a check for the initial investment payable to Maxus Income Fund, Maxus Equity Fund or Maxus Laureate Fund, mailed to: Maxus Information Systems Inc., The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114.

By Wire. In order to expedite the investment of funds, investors may advise their bank or broker to transmit funds via Federal Reserve Wire System to: Star Bank, N.A. Cinti/Trust, ABA #0420-0001-3, F/F/C Account No. 19-6201 Maxus Mutual Funds DDA 483617213 (Star Bank Trust). Also provide the shareholder's name and account number. In order to obtain this needed account number and receive additional instructions, the investor may contact, prior to wiring funds, Maxus Information Systems Inc., at (216) 687-1000. The investor's bank may charge a fee for the wire transfer of funds.

Subsequent Purchases

     Investors may make additional purchases in the following manner:

By Check. Checks made payable to Maxus Income Fund, Maxus Equity Fund or Maxus Laureate Fund should be sent, along with the stub from a previous purchase or sale confirmation, to Maxus Information Systems Inc., The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, OH 44114.

By  Wire.   Funds  may  be  wired  by following the  previously  discussed  wire instructions for an initial purchase.

By Telephone. Investors may purchase shares up to an amount equal to 3 times the market value of shares held in the shareholder's account in a Fund on the preceding day for which payment has been received, by telephoning Maxus Information Systems Inc., at (216) 687-1000 and identifying their account by number. Shareholders wishing to avail themselves of this privilege must complete a Telephone Purchase Authorization Form which is available from the Fund. A confirmation will be mailed and payment must be received within 3 business days of date of purchase. If payment is not received within 3 business days the Fund reserves the right to redeem the shares purchased by telephone, and if such redemption results in a loss to the Fund, redeem sufficient additional shares from the shareholder's account to reimburse the Fund for the loss. Payment may be made by check or by wire. The Adviser has agreed to hold the Fund harmless from net losses resulting from this service to the extent, if any, not reimbursed from the shareholder's account. This telephone purchase option may be discontinued without notice.

Systematic Investment Plan

     The Systematic Investment Plan permits investors to purchase shares of any Fund at monthly intervals. Provided the investor's bank or other financial institution allows automatic withdrawals, shares may be purchased by transferring funds from the account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and shares will be purchased once a month, on or about the 15th day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Investors desiring to participate in the Systematic Investment Plan should call the Transfer Agent at
(216) 687-1000 to obtain the appropriate forms. The Systematic Investment Plan does not assure a profit and does not protect against loss in declining markets.

Price of Shares

     The price paid for shares of a certain class of a Fund is the net asset value per share of such class of such Fund next determined after receipt by the Transfer Agent of properly identified purchase funds, except that the price for shares purchased by telephone is the net asset value per share next determined after receipt of telephone instructions. Net asset value per share is computed for each class of each Fund as of the close of business (currently 4:00 P.M., New York time) each day the New York Stock Exchange is open for trading and on each other day during which there is a sufficient degree of trading in such Fund's investments to affect materially net asset value of its redeemable securities.

     The assets of the Funds (except Maxus Laureate Fund) are valued primarily on the basis of market quotations. The assets of Maxus Laureate Fund are valued primarily on the basis of the reported net asset values of the underlying mutual funds in which this Fund invests.

Other Information Concerning Purchase of Shares

     Each Fund reserves the right to reject any order, to cancel any order due to non-payment and to waive or lower the investment minimums with respect to any person or class of persons. If an order is canceled because of non-payment or because your check does not clear, you will be responsible for any loss that the Fund incurs. If you are already a shareholder, the Fund can redeem shares from your account to reimburse it for any loss. The Adviser has agreed to hold each Fund harmless from net losses to that Fund resulting from the failure of a check to clear to the extent, if any, not recovered from the investor. For purchases of $50,000 or more, each Fund may, in its discretion, require payment by wire or cashier's or certified check.


                         HOW TO REDEEM SHARES

     All shares of each class of each Fund offered for redemption will be redeemed at the net asset value per share of such class of that Fund next determined after receipt of the redemption request, if in good order, by the Transfer Agent. See "Price of Shares." Because the net asset value of each Fund's shares will fluctuate as a result of changes in the market value of securities owned, the amount a stockholder receives upon redemption may be more or less than the amount paid for the shares. Redemption proceeds will be mailed to the shareholder's registered address of record or, if $5,000 or more, may be transmitted by wire, upon request, to the shareholder's pre-designated account at a domestic bank. The shareholder will be charged for the cost of such wire. If shares have been purchased by check and are being redeemed, redemption proceeds will be paid only after the check used to make the purchase has cleared (usually within 15 days after payment by check). This delay can be avoided if, at the time of purchase, the shareholder provides payment by certified or cashier's check or by wire transfer.

Redemption by Mail

     Shares may be redeemed by mail by writing directly to the Funds' Transfer Agent, Maxus Information Systems Inc., The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114. The redemption request must be signed exactly as the shareholder's name appears on the registration form, with the signature guaranteed, and must include the account number. If shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the registration.

     If a shareholder is in possession of the stock certificate, these certificates must accompany the redemption request and must be endorsed as registered with a signature guarantee. Additional documents may be required for registered certificates owned by corporations, executors, administrators, trustees or guardians. A request for redemption will not be processed until all of the necessary documents have been received in proper form by the Transfer Agent. A shareholder in doubt as to what documents are required should contact Maxus Information Systems Inc. at (216) 687-1000.

     You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public is not an acceptable guarantor. A Fund may in its discretion waive the signature guarantee in certain instances.

Redemption by Telephone

     Shares may be redeemed by telephone by calling Maxus Information Systems Inc. at (216) 687-1000 between 9:00 A.M. and 4:00 P.M. eastern time on any day the New York Stock Exchange is open for trading. An election to redeem by telephone must be made on the initial application form or on other forms prescribed by the Fund which may be obtained by calling the Funds at (216) 687-1000. This form contains a space for the shareholder to supply his own four digit identification number which must be given upon request for redemption. A Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. If a Fund fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Any changes or exceptions to the original election must be made in writing with signature guaranteed, and will be effective upon receipt by the Transfer Agent. The Transfer Agent and each Fund reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption option without notice. The minimum telephone redemption is $1,000.

Other Information Concerning Redemption

     A shareholder who requests that the proceeds of a redemption be sent by wire transfer will be charged for the cost of such wire, which is $10.00 as of the date of this Prospectus (subject to change without notice).

     Each Fund reserves the right to take up to seven days to make payment if, in the judgment of the Fund's Investment Adviser, such Fund could be affected adversely by immediate payment. In addition, the right of redemption for a Fund may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary week-end and holiday closings), (b) when trading in the markets that the Fund normally utilizes is restricted, or when an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of that Fund's investments or determination of its net asset value not reasonably practicable, or (c) for any other periods as the SEC by order may permit for protection of that Fund's shareholders.

     Due to the high cost of maintaining accounts, each Fund has the right to redeem, upon not less than 30 days written notice, all of the shares of any shareholder if, through redemptions, the shareholder's account has a net asset value of less than $1,000 in the case of Investor Shares or $1,000,000 in the case of Institutional Shares. A shareholder will be given at least 30 days written notice prior to any involuntary redemption and during such period will be allowed to purchase additional shares to bring his account up to the applicable minimum before the redemption is processed.

                      SYSTEMATIC WITHDRAWAL PLAN

     Shareholders who own shares of a Fund valued at $15,000 or more may elect to receive a monthly or quarterly check in a stated amount (minimum check amount is $100 per month or quarter). Shares will be redeemed at net asset value as may be necessary to meet the withdrawal payments. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually depleted. A withdrawal plan may be terminated at any time by the shareholder or the applicable Fund. Costs associated with a withdrawal plan are borne by the applicable Fund. Additional information regarding systematic withdrawal plans may be obtained by calling Maxus Information Systems Inc. at
(216) 687-1000.


                        INVESTMENT MANAGEMENT

The Investment Adviser

     Each Fund has retained as its investment adviser Maxus Asset Management Inc (the "Adviser"), The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, an investment management organization founded in 1976. The Adviser is actively engaged in providing discretionary investment management services to institutional and individual clients.

     Subject to the supervision of each Fund's Board of Trustees, the Adviser manages each Fund's assets, including buying and selling portfolio securities. The Adviser also furnishes office space and certain administrative services to the Fund.

     During 1998, the Adviser received from each Fund as compensation for its services an annual fee of 1% of such Fund's net assets.

Portfolio Managers

     Richard A. Barone has been the portfolio manager of Maxus Income Fund, Maxus Equity Fund and Maxus Aggressive Value Fund since the inception of each Fund. Mr. Barone has been President of the Adviser since 1976.

     Alan Miller has been the portfolio manager of Maxus Laureate Fund since January 1, 1995. Mr. Miller has been a portfolio manager with the Adviser since 1994.

     Denis J. Amato has been the portfolio manager of the Maxus Ohio Heartland Fund since its inception. Mr. Amato has been Chief Investment Officer of Gelfand Maxus Asset Management Inc., a subsidiary of RMI, since 1997. Previously, he was Managing Director of Gelfand Partners Asset Management since 1991.

Rule 12b-1 Plan (Investor Shares Only)

     Each Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing and servicing, fees to the Distributor for the sale, distribution and customer servicing of each Fund's Investor Shares. Because Investor Shares pay marketing and servicing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and fees.


                  DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own shares in order to earn a dividend.

     In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

     If you purchase Shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

     Each Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

     Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.


                        THE YEAR 2000 PROBLEM

     Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Funds could be adversely affected if the computer systems used by the Adviser or other Fund service providers do not properly address this problem before January 1, 2000. The Adviser expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Adviser that they also expect to resolve the Year 2000 Problem, and the Adviser will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Funds could be negatively affected. The Year 2000 Problem could also have a negative impact on the companies in which the Funds invest, and this could hurt the Funds' investment returns.

                         GENERAL INFORMATION

     Maxus Laureate Fund is not available to residents of the State of Montana.

     Shares of each Fund are offered exclusively by the Fund's Distributor, Maxus Securities Corp. an affiliate of the Adviser. The Distributor's address is The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114.

     Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201, is the custodian for each Fund's securities and cash. Maxus Information Systems Inc. ("MIS"), The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, is each Fund's Transfer, Redemption and Dividend Distributing Agent. MIS is a subsidiary of RMI, the parent company of the Adviser.

     McCurdy & Associates C.P.A.'s, Inc., 27955 Clemens Road, Westlake, Ohio 44145, have been appointed as independent accountants for the Funds.

     Benesch, Friedlander, Coplan & Aronoff, 2300 BP America Building, 200 Public Square, Cleveland, Ohio 44114, is legal counsel to the Funds and to the Adviser.

                          MAXUS INCOME FUND
                         FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates C.P.A.'s, Inc., whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

Investor Shares
Selected data for a share of capital stock outstanding throughout the period indicated

                                           01/01/98        01/01/97        01/01/96        01/01/95        01/01/94
                                              to              to              to              to              to
                                           12/30/98        12/31/97        12/31/96        12/31/95        12/31/94
Net Asset Value -
     Beginning of Period                    11.31           10.78           10.54            9.73           10.94
Net Investment Income                        0.72            0.67            0.70            0.72            0.74
Net Gains or Losses on Securities
     (realized and unrealized)              (0.33)           0.53            0.24            0.81           (1.22)
Total from Investment Operations             0.39            1.20            0.94            1.53           (0.48)
Distributions
     Net investment income                  (0.72)          (0.67)          (0.70)          (0.72)          (0.73)
     Capital gains                          (0.37)              -               -               -               -
     Return of capital                          -               -               -               -               -
          Total Distributions               (1.09)          (0.67)          (0.70)          (0.72)          (0.73)
Net Asset Value -
     End of Period                         $10.61          $11.31          $10.78          $10.54           $9.73

Total Return                                 3.49%          11.47%           9.20%          16.15%          -4.39%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)    39,650          38,620          35,728          37,387          33,425
Ratio of expenses to average net assets      1.87%           1.91%           1.92%           1.90%           1.81%
Ratio of net income to average net assets    6.52%           6.08%           6.50%           7.01%           7.10%
Portfolio turnover rate                        59%             70%             78%            121%            138%


Institutional Shares
Selected data for a share of capital stock
outstanding throughout the period indicated
                                                              02/01/98
                                                                 to
                                                              12/31/98
Net Asset Value -
     Beginning of Period                                        11.31
Net Investment Income                                            0.33
Net Gains or Losses on Securities
     (realized and unrealized)                                  (0.50)
Total from Investment Operations                                (0.17)
Distributions
     Net investment income                                      (0.33)
     Capital gains                                              (0.19)
     Return of capital                                              -
          Total Distributions                                   (0.52)
Net Asset Value-
     End of Period                                             $10.62

Total Return                                                     3.54%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)                           426
Ratio of expenses to average net assets *                        1.37%
Ratio of net income to average net assets *                      7.02%
Portfolio turnover rate                                            59%

* Annualized



Notes to Financial Statements appear in the Fund's Statement of Additional Information.

                                MAXUS EQUITY FUND
                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates C.P.A.'s, Inc., whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

Investor Shares

Selected data for a share of capital stock outstanding throughout the period indicated

                                      01/01/98        01/01/97        01/01/96        01/01/95        01/01/94
                                         to              to              to              to              to
                                      12/31/98        12/31/97        12/31/96        12/31/95        12/31/94
Net Asset Value -
     Beginning of Period               18.23           16.00           14.57           12.95           13.60
Net Investment Income                   0.20            0.15            0.27            0.30            0.25
Net Gains or Losses on Securities
     (realized and unrealized)         (1.80)           4.33            2.50            2.60           (0.17)
Total from Investment Operations       (1.60)           4.48            2.77            2.90            0.08
Distributions
     Net investment income             (0.20)          (0.15)          (0.27)          (0.27)          (0.22)
     Capital gains                     (0.51)          (2.10)          (1.07)          (1.01)          (0.51)
     Return of capital                     -               -               -               -               -
          Total Distributions          (0.71)          (2.25)          (1.34)          (1.28)          (0.73)
Net Asset Value -
     End of Period                    $15.92          $18.23          $16.00          $14.57          $12.95

Total Return                           -8.74%          28.16%          19.13%          22.43%           0.59%

Ratios/Supplemental Data:
Net Assets at end of
  period (thousands)                  53,279          55,637          38,765          31,576          17,018
Ratio of expenses to
  average net assets                    1.80%           1.87%           1.90%           1.96%           2.00%
Ratio of net income to
  average net assets                    1.15%           1.80%           1.71%           2.01%           1.82%
Portfolio turnover rate                  118%             89%            111%            173%            184%

Institutional Shares

Selected data for a share of capital stock outstanding throughout the period indicated

                                                 02/01/98
                                                    to
                                                 12/31/98
Net Asset Value -
     Beginning of Period                          15.92
Net Investment Income                                 -
Net Gains or Losses on Securities
     (realized and unrealized)                        -
Total from Investment Operations                      -
Distributions
     Net investment income                            -
     Capital gains                                    -
     Return of capital                                -
          Total Distributions                         -
Net Asset Value -
     End of Period                               $15.92

Total Return                                       0.00%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)               0
Ratio of expenses to average net assets *          1.30%
Ratio of net income to average net assets *        1.65%
Portfolio turnover rate                             118%

* Annualized

Notes to Financial Statements appear in the Fund's Statement of Additional Information.

                         MAXUS LAUREATE FUND
                         FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates C.P.A.'s, Inc., whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

Investor Shares

Selected data for a share of capital stock outstanding throughout the period indicated

                                            01/01/98    01/01/97    01/01/96    01/01/95    01/01/94
                                               to          to          to          to          to
                                            12/31/98    12/31/97    12/31/96    12/31/95    12/31/94
Net Asset Value -
     Beginning of Period                     10.38       10.82        9.82        9.62        9.96
Net Investment Income                        (0.12)       0.52       (0.08)      (0.19)      (0.08)
Net Gains or Losses on Securities
     (realized and unrealized)                3.76        0.07        2.14        1.57       (0.26)
Total from Investment Operations              3.64        0.59        2.06        1.38       (0.34)
Distributions
     Net investment income                       -       (0.52)          -           -           -
     Capital gains                           (0.73)      (0.51)      (1.06)      (1.18)          -
     Return of capital                           -           -           -           -           -
          Total Distributions                (0.73)      (1.03)      (1.06)      (1.18)          -
Net Asset Value -
     End of Period                          $13.29      $10.38      $10.82       $9.82       $9.62

Total Return                                 35.14%       5.49%      21.03%      14.41%      -3.41%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)      8,059       3,395       3,156       1,510       1,998
Ratio of expenses to average net assets       2.63%       2.49%       3.92%       3.85%       3.60%
Ratio of net income to average net assets    -1.10%       4.19%      -0.73%      -1.69%      -0.87%
Portfolio turnover rate                       2792%       1511%       1267%       1377%        469%


Institutional Shares

Selected data for a share of capital stock outstanding throughout the period indicated

                                                   02/01/98
                                                      to
                                                   12/31/98
Net Asset Value -
     Beginning of Period                            10.38
Net Investment Income                               (0.11)
Net Gains or Losses on Securities
     (realized and unrealized)                       3.76
Total from Investment Operations                     3.65
Distributions
     Net investment income                              -
     Capital gains                                  (0.73)
     Return of capital                                  -
          Total Distributions                       (0.73)
Net Asset Value -
     End of Period                                 $13.30

Total Return                                        35.24%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)                 9
Ratio of expenses to average net assets *            2.13%
Ratio of net income to average net assets *         -0.60%
Portfolio turnover rate                              2792%

* Annualized
Notes to Financial Statements appear in the Fund's Statement of Additional Information.

                      MAXUS OHIO HEARTLAND FUND
                         FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates C.P.A.'s, Inc., whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.


Selected data for a share of capital stock outstanding throughout the period indicated

                                Ohio Heartland Fund
                                2/1/98^ to 12/31/98
                             Investor    Institutional
Net Asset Value -
     Beginning of Period         10.00        10.00
Net Investment Income            (0.05)       (0.03)
Net Gains or Losses on Securities
     (realized and unrealized)   (1.79)       (1.79)
Total from Investment Operations (1.84)       (1.82)
Distributions
     Net investment income           -            -
     Capital gains                   -            -
     Return of capital               -            -
          Total Distributions        -            -
Net Asset Value -
     End of Period               $8.16        $8.18

Total Return                    -18.40%      -18.20%

Ratios/Supplemental Data:
Net Assets at end
  of period (thousands)          1,234          753
Ratio of expenses to
  average net assets *            3.24%        2.74%
Ratio of net income to
  average net assets *           -0.88%       -0.38%
Portfolio turnover rate           6.82%        6.82%

* Annualized
^ Commencement of operations.

Notes to Financial Statements appear in the Fund's Statement of Additional Information.

                     MAXUS AGGRESSIVE VALUE FUND
                         FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates C.P.A.'s, Inc., whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

Selected data for a share of capital stock outstanding throughout the period indicated

                              Aggressive Value Fund
                                2/1/98^ to 12/31/98
                             Investor    Institutional
Net Asset Value -
     Beginning of Period          5.00       5.00
Net Investment Income            (0.07)     (0.05)
Net Gains or Losses on Securities
     (realized and unrealized)   (0.09)     (0.09)
Total from Investment Operations (0.16)     (0.14)
Distributions
     Net investment income           -          -
     Capital gains               (0.04)     (0.04)
     Return of capital               -          -
          Total Distributions    (0.04)     (0.04)
Net Asset Value -
     End of Period               $4.80      $4.82

Total Return                     -3.27%     -2.87%

Ratios/Supplemental Data:
Net Assets at end
  of period (thousands)          3,159      1,156
Ratio of expenses to
  average net assets *            2.69%      2.19%
Ratio of net income to
  average net assets *           -1.33%     -0.83%
Portfolio turnover rate         108.60%    108.60%

* Annualized
^ Commencement of operations.

Notes to Financial Statements appear in the Fund's Statement of Additional Information.

TABLE OF CONTENTS                                                 Page

RISK/RETURN SUMMARY                                                  2
HOW TO PURCHASE SHARES                                              12
HOW TO REDEEM SHARES                                                14
SYSTEMATIC WITHDRAWAL PLAN                                          16
INVESTMENT MANAGEMENT                                               16
DIVIDENDS, DISTRIBUTIONS AND TAXES                                  17
GENERAL INFORMATION                                                 18
FINANCIAL HIGHLIGHTS                                                19




     A Statement of Additional Information (SAI) dated April 30, 1999, is incorporated by reference into this prospectus. Additional information about the Fund's investments is available in the Fund's annual report to shareholders. The annual report discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, the annual report, semi-annual report and other information without charge call the Fund at 1-800-44-MAXUS.

     You can obtain information about the Fund (including the SAI) by visiting or writing the Public Reference Room of the Securities and Exchange Commission in Washington, DC 20549-6009 or from the Commission's Internet site at http://www.sec.gov. You can call 1-800-SEC-0330 for information on the Public Reference Room's operations and copying charges.

          The Maxus Funds
          The Tower at Erieview, 36th Floor
          1301 East Ninth Street
          Cleveland, Ohio  44114
          (216) 687-1000

Investment Company Act File Nos:
                         Income Fund:            811-4144
                         Equity Fund:            811-5865
                         Laureate Fund:          811-7516
                         Ohio Heartland and
                         Aggressive Value Funds: 811-8499

STATEMENT OF ADDITIONAL INFORMATION              April 30, 1999


                                MAXUS INCOME FUND
                        The Tower at Erieview, 36th Floor
                             1301 East Ninth Street
                              Cleveland, Ohio 44114
                                 (216) 687-1000


     Maxus Income Fund (the "Fund") is a diversified, open-end management investment company with an investment objective of obtaining the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. This Statement of Additional Information is not a prospectus. A copy of the Fund's prospectus can be obtained from the Fund's distributor, Maxus Securities Corp, The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, telephone number (216) 687-1000.

     The date of this Statement of Additional Information and of the prospectus to which it relates is April 30, 1999.

                                TABLE OF CONTENTS


CAPTION                           PAGE      LOCATION IN PROSPECTUS

Fund History                         3      Not Applicable

Investments and Risks                3      Maxus Income Fund - Risk/
                                            Return Summary

Management of the Fund               9      Investment Management

Ownership of Shares                 11      Not Applicable

Investment Advisory and
Other Services                      11      Investment Management

Brokerage Allocation                13      Not Applicable

Capital Stock and Other Securities  15      Not Applicable

Purchase, Redemption and Pricing    16      How to Purchase Shares/
of Shares                                   How to Redeem Shares

Taxation of Fund                    17      Dividends, Distributions
                                            and Taxes

Distributor                         17      Investment Management

Performance                         17      Not Applicable

Financial Statements                18      Maxus Income Fund - Financial
                                            Highlights

                          FUND HISTORY


     Maxus Income Fund (the "Fund") was organized as a Trust under the laws of the State of Ohio pursuant to a Declaration of Trust dated October 31, 1984.


                     INVESTMENTS AND RISKS

Classification

     The Fund is a diversified, open-end management investment company.

Investment Strategies and Risks

     The Fund has an investment objective of obtaining the highest total return, a combination of income and capital appreciation. The principal investment strategies used by the Fund to pursue this objective, together with the principal risks of investing in the Fund, are described in the Prospectus under the heading "Maxus Income Fund - Risk/Return Summary."

     Described below are (i) certain other investment strategies (including strategies to invest in particular types of securities) which are not principal strategies and (ii) the risks of those strategies:

     Equity Securities. The Fund may invest in equity securities, including common stock, preferred stock, convertible preferred stock and convertible bonds. In selecting equity securities for the Fund, the Adviser will utilize both fundamental research and technical analysis to identify securities whose downside risk appears small relative to the potential for capital appreciation. In doing so this Fund anticipates that the majority of its equity investments will be made in convertible bonds and convertible preferred stock, since these securities generally have a higher yield and a lesser risk of capital depreciation than the common stocks into which they are convertible. While these securities will generally be chosen for their ability to pay dividends, there can be no assurance that the dividends will be continued. Also, individual market values of these securities will fluctuate based on individual corporate developments as well as general economic conditions. As a result of these factors, the share price of the Fund could decline to the extent that the Fund is invested in such equity securities.

     Options. The Fund may invest up to 5% of its assets in put and call options which trade on securities exchanges. Such options may be on individual securities or on indexes. A put option gives the Fund, in return for the payment of a premium, the right to sell the underlying security or index to another party at a fixed price. If the market value of the underlying security or index declines, the value of the put option would be expected to rise. If the market value of the underlying security or index remains the same or rises, however, the put option could lose all of its value, resulting in a loss to the Fund.

     A call option gives the Fund, in return for the payment of a premium, the right to purchase the underlying security or index from another party at a fixed price. If the market value of the underlying security or index rises, the value of the call option would also be expected to rise. If the market value of the underlying security or index remains the same or declines, however, the call option could lose all of its value, resulting in a loss to the Fund.

     Closed-End Funds. The Fund may invest in closed-end investment companies (also known as "closed-end funds"). Typically, the common shares of closed-end funds are offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission. Such securities are then listed for trading on a national securities exchange or in the over-the-counter markets. Because the common shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell common shares of closed-end funds in the secondary market. The common shares of many closed-end funds, after their initial public offering, frequently trade at a price per share which is less than the net asset value per share, the difference representing the "market discount" of such common shares. The Funds purchase common shares of closed-end funds which trade at a market discount and which the Adviser believes presents the opportunity for capital appreciation or increased income due in part to such market discount.

     However, there can be no assurance that the market discount on common shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that the common shares of closed-end funds which trade at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. The Fund may also invest in preferred shares of closed-end funds.

     The Fund will structure its investments in the securities of closed-end funds to comply with applicable provisions of the Investment Company Act of 1940 (the "Act"). The presently applicable provisions require that (i) the Fund and affiliated person of such Fund not own together more than 3% of the total outstanding stock of any one investment company, (ii) the Fund not offer its shares at a public offering price that includes a sales load of more than 1 1/2% and (iii) the Fund either seek instructions from its shareholders, with regard to the voting of all proxies with respect to its investment in the securities of closed-end funds and vote such proxies with respect to its investment in the securities of closed-end funds and vote such instructions, or vote the shares held by it in the same proportion as the vote of all other holders of such securities. The Fund intends to vote the shares of any closed-end fund held by it in the same proportion as the vote of all other holders of such fund's securities. The effect of such "mirror" voting will be to neutralize the Fund's influence on corporate governance matters regarding the closed-end funds in which such Fund invests.

     The Fund will not invest directly in the securities of open-end investment companies. However, the Fund may retain the securities of a closed-end investment company that has converted to an open-end fund status subsequent to the Fund's investment in the securities of such closed-end fund. Generally, shares of an open-end investment company can be redeemed, at their net asset value, upon demand to the issuer. However, pursuant to applicable provisions of the Act, the Fund may not redeem more than 1% of the outstanding redeemable securities of an open-end investment company during any period of 30 days or less. Consequently, if the Fund should own more than 1% of the outstanding redeemable securities of an open-end investment company after such fund's conversion from closed-end fund status, the amount in excess of 1% may be treated as an investment in illiquid securities. Because the Fund may not hold at any time more than 10% of the value of its net assets in illiquid securities (e.g. securities that are not readily marketable within seven days), the Fund may seek to divest itself, prior to any such conversion, of securities in excess of 1% of the outstanding redeemable securities of a converting fund. The Fund may, however, retain such securities and any amount in excess of 1% of the open-end fund and thereby subject to the limits on redemption would be treated as an investment in illiquid securities subject to the aggregate limit of 10% of the Fund's total assets.

     The Fund may invest in the securities of closed-end funds which (i) concentrate their portfolios in issuers in specific industries or in specific geographic areas and (ii) are non-diversified for purposes of the Act. However, because the Fund does not intend to concentrate their investments in any single industry and because the closed-end funds in which the Fund invests generally satisfy the diversification requirements applicable to a regulated investment company under the Internal Revenue Code, the Funds do not believe that their investments in closed-end funds which concentrate in specific industries or geographic areas or which are non-diversified for purposes of the Act will represent special risks to the shareholders of the Fund. The Fund will treat its entire investment in the securities of a closed-end fund that concentrates in a specific industry as an investment in securities of an issuer in such industry.

     Some of the closed-end funds in which the Fund invests may incur more risks than others. For example, some of these closed-end funds may have policies that permit them to invest up to 100% of their assets in securities of foreign issuers and to engage in foreign currency transactions with respect to their investments; invest up to 100% of their assets in corporate bonds which are not considered investment grade bonds by Standard & Poor's Corporation or Moody's Investor Services, Inc., or which are unrated; invest some portion of their net assets in illiquid securities; invest some portion of their net assets in warrants; lend their portfolio securities; sell securities short; borrow money in amounts upon to some designated percentage of their assets for investment purposes; write (sell) or purchase call or put options on securities or on stock indexes; concentrate 25% or more of their total assets in one industry; enter into future contracts; and write (sell) or purchase options on futures contracts.

     Like the Fund, closed-end funds frequently pay an advisory fee for the management of their portfolios, as well as other expenses. Therefore, investment by the Fund in such funds often results in a "duplication" of advisory fees and other expenses, thereby increasing the overall charge to the net asset value of the Fund's shares.

     Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities (principally to broker-dealers) without limit where such loans are callable at any time and are continuously secured by collateral (cash or government securities) equal to no less than the market value, determined daily, of the securities loaned. As an operating policy which may be changed without shareholders vote, the Adviser will limit such lending to not more than one-third of the value of the Fund's total assets. The Fund will receive amounts equal to dividends or interest on the securities loaned. It will also earn income for having made the loan. Any cash collateral pursuant to these loans will be invested in money market instruments. Where voting or consent right with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the Fund's investment in the securities loaned.

     As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. Also, any securities purchased with cash collateral are subject to market fluctuations while the loan is outstanding.

     Repurchase Agreements. The Fund will not invest more than 5% of its assets in repurchase agreements. A repurchase agreement is an instrument under which the Fund acquires ownership of an obligation but the seller agrees, at the time of sale, to repurchase the obligation at a mutually agreed-upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the interest rate on the purchased security. The Fund will make payments for repurchase agreements only upon physical delivery or evidence of book entry transfer to the account of the custodian or bank acting as agent. In the event of bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

     Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities (principally to broker-dealers) without limit where such loans are callable at any time and are continuously secured by collateral (cash or government securities) equal to no less than the market value, determined daily, of the securities loaned. As an operating policy which may be changed without shareholders vote, the Adviser will limit such lending to not more than one-third of the value of the Fund's total assets. The Fund will receive amounts equal to dividends or interest on the securities loaned. It will also earn income from having made the loan. Any cash collateral pursuant to these loans will be invested in money market instruments. Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the Fund's investment in the securities loaned.

     As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. Also, any securities purchased with cash collateral are subject to market fluctuations while the loan is outstanding.

Fund Policies

     The Fund has adopted the following fundamental investment policies and restrictions. These policies cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. As defined in the Act, the "vote of a majority of the outstanding voting securities" of the Fund means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund. The Fund may not:

          1. invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations issued or guaranteed by the United States Government, its agencies and instrumentalities);

          2. acquire more than 10% of the outstanding voting securities of any one issuer;

          3. invest more than 25% of the value of such Fund's total assets in securities of companies in a particular industry (except obligations issued or guaranteed by the United States Government, its agencies and instrumentalities);

          4. invest in securities of other registered investment companies, except by purchase in the open market involving only customary brokerage commissions, or except as part of a merger, consolidation, reorganization or acquisition;

          5. invest in securities of any registered closed-end investment company, if immediately after such purchase or acquisition such Fund would own more than 3% of the total outstanding voting stock of such closed-end company.

          6. Invest more than 10% of the Fund's total assets in securities of issuers which with their predecessors have a record of less than three years continuous operation.

          7. Invest more than 10% of the Fund's net assets in securities for which market quotations are not readily available and repurchase agreements maturing in more than seven days.

          8. Lend money or securities, provided that the making of interest-bearing demand deposits with banks and the purchase of debt securities in accordance with its objective and policies are not prohibited and the Fund may lend its portfolio securities as described above under the caption "Lending of Portfolio Securities."

          9. Borrow money except for temporary or emergency purposes from banks (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowings secured thereby.

          10. Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

          11. Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options.

          12. Purchase or retain the securities of any issuer if any of the officers or Trustees of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

          13. Invest for the purpose of exercising control or management of another issuer.

          14. Invest in commodities or commodity futures contracts or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

          15. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

          16. Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

          17. Issue senior securities as defined in the Act.

          18. Purchase securities subject to restrictions on disposition under the Securities Act of 1933.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

Defensive Investments

     When the Adviser believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality short-term debt securities and money market instruments, such as money market mutual funds, commercial paper, certificates of deposit and bank or savings and loan association interest-bearing demand accounts. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Portfolio Turnover

     The Fund is not restricted with regard to portfolio turnover and will make changes in its investment portfolios from time to time as business and economic conditions and market prices may dictate and its investment policies may require. The portfolio turnover rates in 1998 and 1997 were 55% and 70%, respectively. A high rate of portfolio turnover in any year will increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders.


                     MANAGEMENT OF THE FUND

     The Board of Trustees is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The day-to-day operations of the Fund are conducted by its officers. The following table provides biographical information with respect to each current Trustee and officer of the Fund. Each Trustee who is or may be deemed to be an "interested person" of the Fund, as defined in the Act, is indicated by an asterisk. Each Trustee of the Fund is also a Trustee of Maxus Equity Fund, Maxus Laureate Fund and MaxFund Trust, three other open-end management investment companies.

                         Position Held    Principal Occupation(s)
Name and Address         With the Fund    During Past 5 Years

Richard A. Barone*       Chairman,      President of Maxus Securities
The Tower at Erieview,   Treasurer      Corp (broker-dealer), Maxus
36th Floor               and Trustee    Asset Management Inc. (investment
1301 East Ninth Street                  adviser) and Resource Management,
Cleveland, Ohio 44114                   Inc.,   dba   Maxus   Investment   Group
                                        (financial services)

Denis J. Amato*          Trustee        Chief Investment Officer, Gelfand.
The Tower at Erieview,                  Maxus Asset Management, Inc.
36th Floor                              (investment  adviser)  since  1997;
1301 East Ninth Street                  previously, Managing Director,
Cleveland, Ohio 44114                   Gelfand    Partners   Asset   Management
                                        (investment adviser)

Kent W. Clapp            Trustee        Chairman, Medical Mutual of Ohio
2060 East Ninth Street                  (health insurer)
Cleveland, Ohio  44114

Steven M. Kasarnich      Trustee        President/Business Manager, Northeast
47 Alice Drive                          Ohio District Council of Carpenters;
Akron, Ohio  44319                      Executive Secretary-Treasurer, Ohio
                                        State Council of Carpenters

Burton D. Morgan         Trustee        Chairman, Morgan Bank (bank);
Park Place                              President, Basic Search, Inc.
10 West Streetsboro Road                (venture capital); Chairman,
Hudson, Ohio  44236                     Multi-Color Corporation (printing);
                                        Chairman, Morgan Funshares, Inc. (mutual fund)

Michael A. Rossi, C.P.A. Trustee        Certified Public Accountant
6559 Wilson Mills Road
Highland Heights, Ohio  44143

Joseph H. Smith          Trustee        Chief Financial Officer,
1404 East Ninth Street                  Diocese of Cleveland
8th Floor
Cleveland, Ohio  44114

Robert J. Conrad         Vice President Vice President, Resource Management,
The  Tower  at  Erieview,               Inc.; formerly  Vice  President,
36th Floor                              American Income Plus
1301 East Ninth Street
Cleveland, Ohio  44114

Robert W. Curtin         Secretary      Senior Vice President and  Secretary,
The Tower at Erieview,                  Maxus  Securities  Corp;  formerly
36th Floor                              Executive Vice President,
1301 East Ninth Street                  Roulston & Company, Inc.
Cleveland, Ohio 44114

     No officer, director or employee of Maxus Asset Management Inc. ("MAM" or the "Investment Adviser") or of any parent or subsidiary receives any compensation from the Fund for serving as an officer or Trustee of the Fund. Each Trustee who is not an interested person in MAM will receive from the Fund the following fees for each Board or shareholders meeting attended: $100 per meeting if net assets of the Fund are under $10,000,000; $200 per meeting if net assets of the Fund are between $10,000,000 and $50,000,000; and $300 per meeting if net assets of the Fund are over $50,000,000. The estimated fees payable to the Trustees for the current fiscal year, which are the only compensation or benefits payable to Trustees, are summarized in the following table:

 Compensation Table

  Name of Trustee       Aggregate         Total
                      Compensation    Compensation
                        from the     From All Maxus
                          Fund        Funds Payable
                                       to Trustees

Richard A. Barone       $      0         $    0

Denis J. Amato          $      0         $    0

Kent W. Clapp           $    400         $1,600

Steven M. Kasarnich     $    400         $1,600

Burton D. Morgan        $  1,400         $4,400

Michael A. Rossi        $  1,400         $4,400

Joseph H. Smith          $   400         $1,600


                      OWNERSHIP OF SHARES

     As of February 19, 1999, no person was known by the Fund to be the beneficial owner of more than 5% of the outstanding shares of the Fund.

     As of February 19, 1999, all officers and Trustees as a group beneficially owned 123,246 shares, constituting 3.4% of the outstanding shares of the Fund.


             INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

     Maxus Asset Management, Inc. ("MAM"), the Fund's investment adviser, is a wholly-owned subsidiary of Resource Management Inc., d/b/a Maxus Investment Group, an Ohio corporation ("RMI") with interests primarily in the financial services industry. RMI also owns all of the shares of Maxus Securities Corp. ("MSC"), the NASD broker/dealer through which shares of each Fund are offered. Richard A. Barone is the president and a principal shareholder of RMI and, therefore, is deemed to be in control of MAM and MSC.

     As compensation for MAM's services rendered to the Fund, the Fund pays a fee, computed and paid monthly, at an annual rate of 1% of the average value of the first $150,000,000 of the Fund's daily net assets and .75% of average daily net assets in excess of $150,000,000. For 1998, 1997 and 1996, the Adviser received management fees from the Fund in the amounts of $396,884, $364,175 and $358,378, respectively.

     MAM has agreed to reimburse the Fund in the amount, if any, by which the total expenses of the Fund for any fiscal year, including amounts paid by the Fund under its Distribution Plan, exceed 2% of average annual net assets of the Fund, except that the amount of such reimbursement shall not exceed the amount of fees received by MAM as Investment Adviser for the period for which reimbursement is made. Reimbursement, if any, is made on a monthly basis, subject to year-end adjustment. Interest expense, taxes, brokerage fees and commissions, and extraordinary expenses are not included as expenses for these purposes.

     Subject to the supervision and direction of the Fund's Trustees, MAM, as investment adviser, manages the Fund's portfolio in accordance with the stated policies of the Fund. MAM makes investment decisions for the Fund and places the purchase and sale orders for portfolio transactions. In addition, MAM furnishes office facilities and clerical and administrative services, and pays the salaries of all officers and employees who are employed by both it and the Fund and, subject to the direction of the Fund's Board of Trustees, is responsible for the overall management of the business affairs of the Fund, including the provision of personnel for recordkeeping, the preparation of governmental reports and responding to shareholder communications.

     Other expenses are borne by the Fund and include brokerage fees and commissions, fees of Trustees not affiliated with MAM, expenses of registration of the Fund and of the shares of the Fund with the Securities and Exchange Commission (the "SEC") and the various states, charges of the custodian, dividend and transfer agent, outside auditing and legal expenses, liability insurance premiums on property or personnel (including officers and trustees), maintenance of business trust existence, any taxes payable by the Fund, interest payments relating to Fund borrowings, costs of preparing, printing and mailing registration statements, prospectuses, periodic reports and other documents furnished to shareholders and regulatory authorities, costs of printing share certificates, portfolio pricing services and Fund meetings, and costs incurred pursuant to the Fund's Distribution and Shareholder Servicing Plan described below.

Distribution Plan

     The Fund has a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the Act, pursuant to which the Fund pays Maxus Securities Corp ("MSC") .50% of average net assets of Investor Shares annually for the costs of activities intended to result in the sale of Investor Shares, regardless of the amount of expenses actually incurred by MSC. In 1998, $199,302 (.50% of average net assets) was paid by the Fund to MSC pursuant to the Plan. Of such amount, $186,347 was used by MSC to compensate securities dealers and other persons and organizations for providing distribution assistance and shareholder services with respect to Investor Shares, and $12,955 was expended for advertising and marketing.

     The Fund does not participate in any joint distribution activities with respect to another series or investment company.

     The Trustees believe that the Plan has benefitted and will continue to benefit the Fund and the holders of Investor Shares. Among these benefits are:
(1) reductions in the per share expenses of the Fund as a result of increased assets n the Fund; (2) reductions in the cost of executing portfolio transactions and the possible ability of the Investment Adviser in some cases to negotiate lower purchase prices for securities, due to the potentially larger blocks of securities which may be traded by the Fund as its net assets increase in size; and (3) a more predictable flow of cash which may provide investment flexibility in seeking the Fund's investment objective and may better enable the Fund to meet redemption demands without liquidating portfolio securities at inopportune times.

Other Service Providers

     The Fund has entered into an Administration Agreement with Maxus Information Systems Inc. ("MIS"), pursuant to which MIS has agreed to act as the Fund's Transfer, Redemption and Dividend Disbursing Agent. As such, MIS maintains the Fund's official record of shareholders and is responsible for crediting dividends to shareholders' accounts. In consideration of such services, the Fund pays MIS an annual fee, paid monthly, equal to $6.75 per shareholder account (with a monthly minimum of $775) plus $12 per month for each state in which the Fund is registered under such state's securities laws, plus out-of-pocket expenses. In addition, the Fund has entered into an Accounting Services Agreement with MIS, pursuant to which MIS has agreed to provide portfolio pricing and related services, for the payment of an annual fee of $17,400 for the first $25,000,000 in net assets, $8,500 for the next $25,000,000 in net assets and $4,750 for each additional $25,000,000 in net assets, plus out-of-pocket expenses. For 1998, 1997 and 1996, the Fund paid MIS fees under the Administration Agreement and the Accounting Services Agreement in the amounts of $40,603, $41,545 and $45,749, respectively. MIS is a subsidiary of RMI, the parent company of the Investment Adviser.

     Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201, serves as the Fund's custodian. As custodian, Star Bank maintains custody of the Fund's cash and portfolio securities.

     McCurdy & Associates C.P.A.'s, Inc., independent certified public accountants located at 27955 Clemens Road, Westlake, Ohio 44145, has been selected as auditors for the Fund. In such capacity, McCurdy & Associates C.P.A.'s, Inc. periodically reviews the accounting and financial records of the Fund and examines its financial statements.


                      BROKERAGE ALLOCATION

     Decisions to buy and sell securities for the Fund are made by MAM subject to the overall supervision and review by the Fund's Trustees. Portfolio security transactions for the Fund are effected by or under the supervision of MAM.

     Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or markup. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's markup or markdown.

     In executing portfolio transactions and selecting brokers and dealers, it is the Fund's policy to seek the best overall terms available. The Investment Advisory and Administration Agreement between the Fund and MAM provides that, in assessing the best overall terms available for any transaction, MAM shall consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Investment Advisory and Administration Agreement authorizes MAM, in selecting brokers or dealers to execute a particular transaction, and, in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which MAM exercises investment discretion.

     The Fund's Board of Trustees periodically reviews the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. MAM's fee under the Investment Advisory and Administration Agreement is not reduced by reason of MAM's receiving such brokerage and research services.

     Under the Act, with respect to transactions effected on a securities exchange, a mutual fund may not pay brokerage commissions to an affiliate which exceed the usual and customary broker's commissions. A commission is deemed as not exceeding the usual and customary broker's commission if (i) the commission is reasonable and fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time and (ii) the Board of Trustees, including a majority of the Trustees who are not interested persons of the mutual fund, have adopted procedures reasonably designed to provide that such commission is consistent with the above-described standard, review these procedures annually for their continuing appropriateness and determine quarterly that all commissions paid during the preceding quarter were in compliance with these procedures.

     The Fund's Board of Trustees has determined that any portfolio transaction for the Fund may be effected through MSC if, in MAM's judgment, the use of MSC is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, MSC charges the Fund a commission rate consistent with those charged by MSC to comparable unaffiliated customers in similar transactions. Each quarter, the Trustees review a report comparing the commissions charged the Fund by MSC to industry norms for similar sized transactions both (i) with proprietary research or other valuable services being provided and (ii) without such services being provided. Based upon such review, the Board of Trustees determines on a quarterly basis whether the commissions charged by MSC meet the requirements of the Act. MSC will not participate in commissions from brokerage given by the Fund to other brokers or dealers. Over-the-counter purchases and sales are transacted through brokers and dealers with principal market makers. The Fund will in no event effect principal transactions with MSC in over-the-counter securities in which MSC makes a market. MSC is a wholly owned subsidiary of RMI, a corporation controlled by Richard A. Barone, Chairman of the Fund. Richard A. Barone is, therefore, considered to control MSC.

     Even though investment decisions for the Fund are made independently from those of the other accounts managed by MAM, investments of the kind made by the Fund may also be made by those other accounts. When the Fund and one or more accounts managed by MAM are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by MAM to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.

     During 1998, 1997, and 1996, the aggregate amount of brokerage  commissions
paid  by  the  Fund  were   $173,226,   $159,476  and  $217,516,   respectively,
substantially all of which was paid to MSC.


               CAPITAL STOCK AND OTHER SECURITIES

     The Declaration of Trust provides for an unlimited number of authorized shares of beneficial interest in the Fund. Shares of the Fund or divided into two classes, Investor Shares and Institutional Shares. Each share represents an equal proportionate interest in the Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared at the discretion of the Trustees.

     Shareholders are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote in the aggregate and not by class on all matters except that
(i) shares shall be voted by individual class when required by the 1940 Act or when the Trustees have determined that the matter affects only the interests of a particular class, and (ii) only the holders of Investor Shares will be entitled to vote on matters submitted to shareholder vote with regard to the Distribution Plan applicable to such class.

     Whenever the approval of a majority of the outstanding shares of the Fund is required in connection with shareholder approval of an investment advisory contract, changes in the investment objective and policies or the investment restrictions, or approval of a distribution expense plan, a "majority" shall mean the vote of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

     Although the Fund is not required to hold annual meetings of the shareholders, shareholders holding at least 10% of the Fund's outstanding shares have the right to call a meeting to elect or remove one or more of the Trustees of the Fund.

     Upon issuance and sale in accordance with the terms of the Prospectus, each share will be fully paid and non-assessable. Shares of the Fund have no preemptive, subscription or conversion rights. The Declaration of Trust also provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every agreement, obligation or instrument entered into or executed by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

           PURCHASE, REDEMPTION AND PRICING OF SHARES

     The information pertaining to the purchase and redemption of the Fund's shares appearing in the Prospectus under the captions "How To Purchase Shares" and "How To Redeem Shares" is hereby incorporated by reference.

     The price paid for shares of a certain class of the Fund is the net asset value per share of such class next determined after receipt by the Transfer Agent of properly identified purchase funds, except that the price for shares purchased by telephone is the net asset value per share next determined after receipt of telephone instructions. Net asset value per share is computed for each class of the Fund as of the close of business (currently 4:00 P.M., New York time) each day the New York Stock Exchange is open for trading and on each other day during which there is a sufficient degree of trading in the Fund's investments to affect materially net asset value of its redeemable securities.

     For purposes of pricing sales and redemptions, net asset value per share of a class of the Fund is calculated by determining the value of the class's proportional interest in the assets of the Fund, less (i) such class's proportional share of general liabilities and (ii) the liabilities allocable only to such class; and dividing such amount by the number of shares of such class outstanding.

     For purposes of computing the net asset value per share of the Fund, securities listed on a national securities exchange or on the NASDAQ National Market System will be valued on the basis of the last sale of the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of business on each day or, if market quotations are not readily available, at fair value as determined in good faith by the Board of Trustees. Unless the particular circumstances (such as an impairment of the credit-worthiness of the issuer) dictate otherwise, the fair market value of short-term securities with maturities of 60 days or less shall be their amortized cost. All other securities and other assets of the Fund will be valued at their fair value as determined in good faith by the Board of Trustees.


                      TAXATION OF THE FUND

     The Fund intends to qualify each year as a "regulated investment company" under the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Qualification as a regulated investment company will result in the Fund's paying no taxes on net income and net realized capital gains distributed to shareholders. If these requirements are not met, the Fund will not receive special tax treatment and will pay federal income tax, thus reducing the total return of the Fund.

     Statements as to the tax status of each shareholder's dividends and distributions will be mailed annually by the Fund's transfer agent. Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

                          DISTRIBUTOR

     Shares of the Fund are offered on a best-efforts basis by Maxus Securities Corp, a registered NASD broker-dealer. MSC is a wholly-owned subsidiary of RMI, which is controlled by Richard A. Barone, Chairman of the Fund.

     Pursuant to the Distribution Agreement between the Fund and MSC, MSC has agreed to hold itself available to receive orders, satisfactory to MSC, for the purchase of the Fund's shares, to accept such orders on behalf of the Fund as of the time of receipt of such orders and to transmit such orders to the Fund's transfer agent as promptly as practicable. MSC does not receive any commissions or other compensation for the sale of shares of the Fund. However, pursuant to the Plan, MSC receives an annual distribution fee of .50% of average net assets of Investor Shares. Certain employees of MSC may receive compensation under the Plan. See "Investment Advisory and Other Services - Distribution Plan."

     The Distribution Agreement provides that MSC shall arrange to sell the Fund's Shares as agent for the Fund and may enter into agreements with registered broker-dealers as it may select to arrange for the sale of such shares. MSC is not obligated to sell any certain number of shares.


                          PERFORMANCE

     From time to time, the Fund may advertise performance data represented by a cumulative total return or an average annual total return. Total returns are based on the overall or percentage change in value of a hypothetical investment in the Fund and assume all of the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Fund's returns, it should be recognized that they are not the same as actual year-by-year results. The total returns for Investor Shares of the Fund for periods ended December 31, 1998 are set forth below.

                       Maxus Income Fund

Average Annual Total Returns       Cumulative Total Returns
One    Three   Five   Ten     One    Three   Five      Ten
Year   Years   Years  Years   Year   Years   Years     Years

3.49%  8.00%   6.98%  8.31%   3.49%  25.97%  40.12%    122.15%

     Performance may be compared to well-known indices such as the Dow Jones Industrial Average or alternative investments such as Treasury Bills. Also, the Funds may include published editorial comments compiled by independent organizations such as Lipper Analytical Services or Morningstar, Inc.

     All performance information is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.

     Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders which may be obtained from the Fund without charge.

                  INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Trustees
Maxus Income Fund:

We have audited the accompanying statement of assets and liabilities of Maxus Income Fund, including the schedule of portfolio investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the periods then ended, and financial highlights for each of the five years in the periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of December 31, 1998, by correspondence with the custodian and brokers. An audit also included assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Maxus Income Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.





McCurdy & Associates CPA's, Inc.
Westlake, Ohio
January 12, 1999

 Maxus Income Fund
                                                         Schedule of Investments
                                                               December 31, 1998
 Shares/Principal Amount                              Market Value   % of Assets
 Common Stock - Real Estate
 20,000       Boykin Lodging                             247,500          0.62%

 Closed End Bond Funds
 200,000      Blackrock Income                         1,387,500
 70,000       Blackrock North American Government        708,750
 120,000      Debt Strategies II                         982,500
 50,000       Debt Strategies III                        453,125
 244,200      Hyperion 1999                            1,755,188
 185,000      Kemper Multi Market                      1,711,250
 20,000       Lincoln National Conv                      280,000
 300,000      MFS Government + Markets                 1,968,750
 230,000      MFS Intermediate                         1,566,875
 30,000       MFS Multimarket                            193,125
 32,300       Preferred Income Management                423,937
                                                      11,431,000         28.52%
 Closed End Global Bond Funds
 70,000       Dreyfus Strategic Governments              638,750
 180,000      First Commonwealth                       1,923,750
 170,000      Kleinwort Benson Australian              1,115,625
 170,000      Strategic Global                         1,997,500
 50,000       Templeton Global Governments               331,250
 150,000      Templeton Global Income *                1,059,375
                                                       7,066,250         17.64%
 Corporate Bonds
 150,000      AES Corp 8%, 12-31-08                      146,057          0.36%

 Corporate Bond Equivalents
 10,000       American General 8.45% MIPs                260,625
 10,000       American Re 8.5% QUIPs                     258,984
 10,000       Bank One                                   250,625
 10,000       Bear Stearns Cap Trust II                  249,531
 13,000       BF Goodrich 8.3%                           332,312
 7,000        Chase Cap V 7.03%                          177,187
 15,000       Conagra Capitol Ser B Adj Rate             300,000
 10,000       Conseco Financing 9.16%                    255,000
 5,000        Donaldson Lufkin 8.42%                     128,438
 12,000       NWPS Capital Financing 8.125%              307,500
 21,000       Pacificorp 8.55% QUIDs                     531,563
 15,000       RJR Nabisco Holdings 10.00%                376,875
 10,000       Seagram 8% QUIDs                           252,500
 5,000        Shaw Communications 8.50%                  125,313
 15,500       Southern Company 7.75%                     403,969
 30,000       Texaco Cap Adj Rate                        645,000
 10,000       Time Warner 8.875%                         259,375
 10,000       Torchmark 9.18% MIPs                       256,250
                                                       5,371,047         13.40%

*Non-income producing securities.
    The Accompanying Notes are an Integral Part of the Financial Statements.

 Preferred Shares
 5,000        Associated Estates  $2.43                  113,438
 10,000       Crown American  $5.50                      488,750
 10,000       Developers Diversified $2.36 B             247,500
 15,000       Gabelli Global Multimedia $1.98            390,000
 5,000        Great Lakes REIT $2.43                     125,000
 10,000       New Plan Excel Realty $2.15                247,500
 20,000       Public Storage $2.22 G                     505,000
 48,500       Royce Value Trust $2.00                  1,273,125
 10,000       Simon Debartolo $2.18                      255,625
 11,000       Source Capital $2.40                       328,625
                                                       3,974,563          9.92%
 Convertible Bonds
 223,000      Inco 7.75%, 3-15-16                        199,585
 350,000      United States Filter 4.5%, 12-15-01        327,145
                                                         526,730          1.31%
 Convertible Preferred Shares
 11,000       Armco $3.625 B                             478,500
 25,000       Camden Ppty  $2.25                         592,187
 8,000        Chiquita Brands $2.88                      281,000
 50,000       Equity  Residential $1.81                1,025,000
 50,000       Glenborough Realty $1.94                   912,500
 4,600        Premier Farnell $1.35                       72,737
 17,000       USX $3.25                                  712,938
                                                       4,074,862         10.17%
 U.S. Government Securities
 5,000,000    US Treas 0%, 11-15-12                    2,385,650
 2,000,000    US Treas 11.75%, 02-15-01                2,282,188
                                                       4,667,838         11.65%
 Cash Equivalents
 2,645,535    Star Bank Treasury                       2,645,535          6.60%

        Total Investments (Cost - $40,724,486)        40,151,382        100.19%

        Other Assets Less Liabilities                    (75,631)        -0.19%

        Net Assets - Equivalent                       40,075,751        100.00%


*Non-income producing securities.
    The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Assets & Liabilities
Maxus Income Fund                                              December 31, 1998

                                                                    Income Fund
Assets:
     Investment Securities at Market Value                           40,151,382
      (Identified Costs - $40,724,486)
     Cash                                                                17,582
     Receivables:
       Receivable for investment securities sold                         34,898
       Dividends and interest receivable                                362,425
     Unamortized organization costs                                           -
Total Assets                                                         40,566,287

Liabilities:
     Payable for investment purchased                                   389,075
     Payable for shareholder distributions                                    -
     Accrued Expenses                                                   101,461
Total Liabilities                                                       490,536
Net Assets                                                           40,075,751

Net Assets Consist Of:
     Capital Paid In                                                 41,560,999
     Undistributed Net Investment Income                               (133,597)
     Accumulated Realized Gain (Loss) on Investments - Net             (778,547)
     Unrealized Appreciation in Value
          of Investments Based on Identified Cost - Net                (573,104)
Net Assets                                                           40,075,751

Net Assets:
     Investors Shares                                                39,649,753
     Institutional Shares                                               425,998
          Total                                                      40,075,751

Shares of capital stock
     Investors Shares                                                 3,738,530
     Institutional Shares                                                40,118
          Total                                                       3,778,648

Net asset value per share
     Investors Shares                                                    $10.61
     Institutional Shares                                                $10.62


    The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Operations
Maxus Income Fund                                              December 31, 1998

                                                                    Income Fund
Investment Income:
Dividend income                                                      $2,487,395
Interest income                                                         879,374
Total Income                                                          3,366,769
Expenses:
Investment advisory fees (Note 2)                                       396,884
Distribution fees (Investor shares)                                     199,302
Distribution fees (Institutional shares)                                      -
Custodial fees                                                           23,721
Organization costs                                                            -
Transfer agent fees/Accounting and Pricing                               40,603
Legal                                                                    22,571
Audit                                                                    15,625
Registration and filing fees                                             11,797
Trustee fees                                                              1,400
Printing & Other Miscellaneous                                           38,532
Total Expenses                                                          750,435

Net Investment Income (Loss)                                          2,616,334

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments                                     705,637
Distribution of Realized Capital Gains from other Investment Companies        -
Unrealized Gain (Loss) from Appreciation
  (Depreciation) on Investments                                      (1,963,997)
Net Realized and Unrealized Gain (Loss) on Investments               (1,258,360)

Net Increase (Decrease) in Net Assets from Operations                $1,357,974

    The Accompanying Notes are an Integral Part of the Financial Statements.

Statement of Changes in Net Assets
Maxus Income Fund                                             December 31, 1998

                                                              Maxus Income Fund
                                                       01/01/98        01/01/97
                                                          to              to
                                                       12/31/98        12/31/97
From Operations:
     Net Investment Income                            2,616,334       2,217,642
     Net Realized Gain (Loss) on Investments            705,637         927,701
     Net Unrealized Appreciation (Depreciation)      (1,963,997)        804,642
Increase (Decrease) in Net Assets from Operations     1,357,974       3,949,985

Distributions to investor shareholders:
     Net Investment Income                           (2,740,775)     (2,215,429)
     Net Realized Gain (Loss) from
         Security Transactions                       (1,162,678)              -

Distributions to institutional shareholders:
     Net Investment Income                              (11,770)              -
     Net Realized Gain (Loss) from
         Security Transactions                           (7,639)              -
Change in net assets from distributions              (3,922,862)     (2,215,429)

From Capital Share Transactions:
     Proceeds from sale of shares                    12,000,632       8,907,950
     Dividend reinvestment                            3,238,389       1,680,395
     Cost of shares redeemed                        (11,218,520)     (9,430,667)
Change in net assets from capital transactions        4,020,501       1,157,678
Change in net assets                                  1,455,613       2,892,234

Net Assets:
     Beginning of period                             38,620,138      35,727,904
     End of period                                   40,075,751      38,620,138

Share Transactions:
     Issued                                           1,075,539         799,064
     Reinvested                                         295,087         151,394
     Redeemed                                        (1,005,874)       (850,768)
Net increase (decrease) in shares                       364,752          99,690
Shares outstanding beginning of period                3,413,896       3,314,206
Shares outstanding end of period                      3,778,648       3,413,896

    The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights
Maxus Income Fund                                                Investor Shares
Selected data for a share of capital stock outstanding throughout the period indicated

                                           01/01/98        01/01/97        01/01/96        01/01/95        01/01/94
                                              to              to              to              to              to
                                           12/30/98        12/31/97        12/31/96        12/31/95        12/31/94
Net Asset Value -
     Beginning of Period                    11.31           10.78           10.54            9.73           10.94
Net Investment Income                        0.72            0.67            0.70            0.72            0.74
Net Gains or Losses on Securities
     (realized and unrealized)              (0.33)           0.53            0.24            0.81           (1.22)
Total from Investment Operations             0.39            1.20            0.94            1.53           (0.48)
Distributions
     Net investment income                  (0.72)          (0.67)          (0.70)          (0.72)          (0.73)
     Capital gains                          (0.37)              -               -               -               -
     Return of capital                          -               -               -               -               -
          Total Distributions               (1.09)          (0.67)          (0.70)          (0.72)          (0.73)
Net Asset Value -
     End of Period                         $10.61          $11.31          $10.78          $10.54           $9.73

Total Return                                 3.49%          11.47%           9.20%          16.15%          -4.39%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)    39,650          38,620          35,728          37,387          33,425
Ratio of expenses to average net assets      1.87%           1.91%           1.92%           1.90%           1.81%
Ratio of net income to average net assets    6.52%           6.08%           6.50%           7.01%           7.10%
Portfolio turnover rate                        59%             70%             78%            121%            138%


                                                            Institutional Shares

                                                              02/01/98
                                                                 to
                                                              12/31/98
Net Asset Value -
     Beginning of Period                                        11.31
Net Investment Income                                            0.33
Net Gains or Losses on Securities
     (realized and unrealized)                                  (0.50)
Total from Investment Operations                                (0.17)
Distributions
     Net investment income                                      (0.33)
     Capital gains                                              (0.19)
     Return of capital                                              -
          Total Distributions                                   (0.52)
Net Asset Value-
     End of Period                                             $10.62

Total Return                                                     3.54%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)                           426
Ratio of expenses to average net assets *                        1.37%
Ratio of net income to average net assets *                      7.02%
Portfolio turnover rate                                            59%

* Annualized

    The Accompanying Notes are an Integral Part of the Financial Statements.

Notes to Financial Statements
                                                               Maxus Income Fund
                                                               December 31, 1998


1.)   SIGNIFICANT ACCOUNTING POLICIES
  The Fund is a diversified, open-end management investment company, organized as a Trust under the laws of the State of Ohio by a Declaration of Trust dated October 31, 1984. The Fund has an investment objective of obtaining the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. The Fund pursues this objective by investing primarily in income-producing securities. Significant accounting policies of the Fund are presented below:

  SECURITY VALUATION
  The Fund  intends to invest in a wide  variety of equity and debt  securities.
  The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

  SECURITY TRANSACTION TIMING
  Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

  INCOME TAXES
  It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

  ESTIMATES
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.)   INVESTMENT ADVISORY AGREEMENT
  The Fund has entered into an investment advisory and administration agreement with Maxus Asset Management, Inc., a wholly owned subsidiary of Resource Management Inc. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% on the first $150,000,000 of the Fund's net assets, and 0.75% of the Fund's net assets in excess of $150,000,000. The Investment Advisor agrees to reimburse its fee to the Fund in the amount by which the Fund expenses exceed 2% of average annual net assets.


3.)   RELATED PARTY TRANSACTIONS
  Resource Management, Inc. has three wholly owned subsidiaries which provide services to the Fund. These subsidiaries are Maxus Asset Management Inc, Maxus Securities Corp, and Maxus Information Systems Inc. Maxus Asset Management was paid $396,884 in investment advisory fees during the fiscal year ending December 31, 1998. Maxus Securities, who served as the national distributor of the Fund's shares, was reimbursed $199,302 for distribution expenses. Maxus Information Systems, who provides accounting and shareholder services, received fees totaling $40,603 for services rendered to the Fund for the fiscal year ending December 31, 1998. Maxus Securities is a registered broker-dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. For this service Maxus Securities received commissions of $173,226 for the fiscal year ending December 31, 1998.

  At December 31, 1998, Maxus Securities Corp owned 60,000 shares in the Fund.

  Certain officers and/or trustees of the Fund are officers and/or directors of the Investment Advisor and Administrator. Each director who is not an "affiliated person" receives an attendance fee of $100 per meeting.


4.)   CAPITAL STOCK AND DISTRIBUTION
  At December 31, 1998 an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $41,560,999.

  Distributions to shareholders are recorded on the ex-dividend date. Payments in excess of net investment income or of accumulated net realized gains reported in the financial statements are due primarily to book/tax differences. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.


5.)   PURCHASES AND SALES OF SECURITIES
  During the fiscal year ending December 31, 1998, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $29,620,894 and $26,122,576 respectively. Purchases and sales of U.S. Government obligations aggregated $2,972,950 and $4,534,030 respectively.


6.)   FINANCIAL INSTRUMENTS DISCLOSURE
  There are no reportable financial instruments which have any off-balance sheet risk as of December 31, 1998.


7.)   SECURITY TRANSACTIONS
  For Federal income tax purposes, the cost of investments owned at December 31, 1998 was the same as identified cost.

  At December 31, 1998, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

  Appreciation    (Depreciation)   Net Appreciation
                                    (Depreciation)
    915,817        (1,488,921)         (573,104)

                             PART C

                       OTHER INFORMATION

Item 23.  Exhibits.


               Exhibit         Description

               a               Second Amended and Restated Declaration of Trust.
                              (1)

               b              Amended and Restated By-Laws. (1)

               c              None.

               d              Investment Advisory and Administration Agreement.
                              (2)

               e              Distribution Agreement. (1)

               f              None.

               g              Custody Agreement. (4)

               h(1)           Administration Agreement. (1)

               h(2)           Accounting Services Agreement. (1)

               i              Opinion and consent. (3)

               j              Consent of Independent Auditors.

               k              None.

               l Subscription Agreement between the Fund and Resource Management Inc. (5)

               m              Distribution and Shareholder Servicing Plan. (1)

               n              Financial Data Schedule

(1) Incorporated by reference to the corresponding exhibit to Post-Effective Amendment No. 15 to Registration Statement No. 2-94197.

(2) Incorporated by reference to the corresponding exhibit to Pre-Effective Amendment No. 1 to Registration Statement No. 2-94197.

(3) Incorporated by reference to the corresponding exhibit to Pre-Effective Amendment No. 3 to Registration Statement No. 2-94197.

(4) Incorporated by reference to the corresponding exhibit to Post-Effective Amendment No. 14 to Registration Statement No. 2-94197.

(5) Incorporated by reference to the corresponding exhibit to Pre-Effective Amendment No. 2 to Registration Statement No. 2-94197.


Item 24.  Persons Controlled by or Under Common Control with Registrant.

          The Fund, together with Maxus Equity Fund, Maxus Laureate Fund and MaxFund Trust (three other investment companies), may be deemed to be under common control on the basis of the fact that all officers and Trustees of the Fund are also officers and Trustees of the other three funds.

          In addition, the Fund and Resource Management Inc. (together with its subsidiaries, MAM, MSC and MIS) may be deemed to be under common control of Richard A. Barone, the Chairman of the Fund and the President and controlling shareholder of Resource Management Inc.


Item 25.  Indemnification

     Reference is made to Article VIII of the Registrant's Second Amended and Restated Declaration of Trust filed as Exhibit a. The application of these provisions is limited by Article 10 of the Registrant's Amended and Restated By-laws filed as Exhibit b and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of the Investment Adviser.

          The directors of Maxus Asset Management, Inc. ("MAM") are Richard A. Barone, N. Lee Dietrich and Sanford A. Fox. The business and employment of Mr. Barone is described in the Statement of Additional Information under "Management of the Fund." Mr. Dietrich is retired and Dr. Fox is an endodontist in private practice.

          The  officers  of  MAM  are  Mr. Barone and  Robert  W.  Curtin.   The
          employment of Mr. Curtin is described in the Statement of Additional Information under "Management of the Fund."


Item 27.  Principal Underwriters.

               (a) Maxus Securities Corp, the distributor for the Fund, also distributes securities for Maxus Income Fund, Maxus Laureate Fund and MaxFund Trust.

               (b) The following information is provided with respect to each director and officer of Maxus Securities Corp:

          Name and Principal        Positions & Offices    Positions & Offices
            Business Address        with Underwriter       with Registrant

          Richard A. Barone         President, Treasurer   Chairman, Treasurer
          The Tower at Erieview     and Director           and a Trustee
          36th Floor
          1301 East Ninth Street
          Cleveland, Ohio 44114

          Robert W. Curtin          Senior Vice President  Secretary
          The Tower at Erieview     and Secretary
          36th Floor
          1301 East Ninth Street
          Cleveland, OH 44114

Item 28.  Location of Accounts and Records.

          All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant and the Transfer Agent at The Tower at Erieview, 36th Floor, 1301 East Ninth Street, Cleveland, Ohio 44114, except that all records relating to the activities of the Fund's Custodian are maintained at the office of the Custodian, Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201.


Item 29.  Management Services.

          Not Applicable.


Item 30.  Undertakings.

          Not Applicable.

                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 26th day of February, 1999.

                                   MAXUS INCOME FUND


                                   By: /s/ Richard  A. Barone
                                       Richard A. Barone, Chairman


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                     Title                   Date

Richard A. Barone             Chairman, Treasurer     February 26, 1999
                              and Trustee (Principal
                              Executive Officer,
                              Financial Officer and
                              Accounting Officer)

Denis J. Amato                Trustee                 February 26, 1999

Kent W. Clapp                 Trustee                 February 26, 1999

Steven M. Kasarnich           Trustee                 February 26, 1999

Burton D. Morgan              Trustee                 February 26, 1999

Michael A. Rossi              Trustee                 February 26, 1999

Joseph H. Smith               Trustee                 February 26, 1999

                                    Exhibit J

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use in this Post-effective Amendment No. 16 to the Registration Statement for Maxus Income Fund of all references to our firm included in or made a part of this Amendment.





McCurdy & Associates CPA's, Inc.
February 19, 1999